                                                                EXHIBIT 10.27
                                DELTAPOINT, INC.

                             SUBSCRIPTION AGREEMENT


          The undersigned (the "Purchaser") hereby applies to purchase the amount of Convertible Subordinated Debentures (the "Notes") of DeltaPoint, Inc., a California corporation (the "Company"), stated below (this "Subscription"). This Subscription is made with reference to the provisions, terms and conditions set out in the DeltaPoint, Inc. Confidential Private Offering Memorandum dated October 15, 1996, as supplemented by the Supplement thereto dated December 23, 1996 (as so supplemented, the "Memorandum"). The minimum investment is $50,000 (50 Notes at $1,000 principal amount per Note); however, the Company reserves the right to accept lower minimum investments. Purchaser acknowledges that this Subscription may be accepted or rejected by the Company, in its sole discretion, at any time pursuant hereto. If rejected, the check or funds tendered by Purchaser will be returned without interest but without deduction.

1. Representations. The Purchaser makes the following representations, which may be relied upon by the Company in accepting the Purchaser's application to purchase Notes:

     a. Purchaser has received and read the Memorandum and is familiar with the terms and conditions and other information set forth therein and herein.

     b. Purchaser has had the opportunity to ask of the Company, or a person or persons acting on its behalf, any and all relevant questions in connection with any aspect of the Company and has received answers which Purchaser considers to be responsive to such questions.

     c. Purchaser is able to bear the economic risk of the investment represented by the Notes.

     d. Purchaser is acquiring the Notes for Purchaser's own account for the purpose of investment and not for or with a view to the resale, distribution, subdivision or fractionalization thereof.

     e. Purchaser understands that his right to transfer the Notes, and the securities into which the Notes are convertible, will be subject to certain restrictions as described in the Memorandum, including restrictions under applicable state and federal securities laws.

     f. In considering this investment, Purchaser is not relying on any representation, warranty or statement made by the Company or any of its agents, employees, officers or representatives not contained in the Memorandum or not otherwise specifically referenced herein or in any document attached hereto.

2. Investor Eligibility. Offers and sales of Notes will be made to purchasers whom the Company and Sales Agent believes (i) are "Accredited Investors" pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D thereunder and similar provisions of applicable state law or are otherwise deemed appropriate investors under applicable securities laws and, in addition (ii) meet the other suitability standards, if any, as set forth in the Memorandum. Purchaser represents and warrants that he has accurately completed the related Investor Questionnaire, including the Confidential Supplemental Information Statement. Purchaser understands that the
     Company reserves the right, in individual cases, to waive certain of the foregoing criteria and accept this Subscription.

3.   Miscellaneous.

     a. This Subscription Agreement is subject to all of the terms and provisions of the Memorandum.

     b. Purchaser may not assign any of his rights under this Subscription Agreement without the written consent of the Company.

     c. Purchaser may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Purchaser made herein.

     d. This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of California.

     e. This Subscription Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the Purchaser.

     f. If the Purchaser is more than one person, the obligations of the Purchaser shall be joint and several and the representations herein contained shall be deemed to be made by and binding upon each such person and their heirs, executors, administrators, successors and assigns.

     g. Throughout this Subscription Agreement, as the context may require, the masculine gender includes the feminine and neuter genders.

          The undersigned hereby represents that the undersigned has read this entire Subscription Agreement and the Memorandum, understands them, and wishes to subscribe for the amount of Notes indicated below.

Please Complete the Following:

Purchaser: Name:_________________________________________________________
           Age (if an individual):_______________________________________
           Date of Formation (if an entity):_____________________________

           Residence/Principal
           Place of Business:____________________________________________

           Telephone Number:  (Business Hrs.)____________________________
                              (Evenings)_________________________________

Subscription:$________________ in principal amount of Notes (must be a multiple of $1,000).

Type of Ownership:
(select one)

  _____ Company (Signature of authorized officer required - include certified corporate resolution authorizing signature)

  _____ Partnership: Limited/General (Signature of all general partners required - include a copy of the Partnership Agreement authorizing signature)

  _____ Limited Liability Company (Signature of manager required - include a copy of authorizing resolution or provision)

  _____ Trust (Signature of trustee required - include a copy of the trust agreement)

  _____  Individual Ownership (One signature required)

  _____ Community Property (Two signatures required if interest is to be held in both names)

  _____  Tenants in common (Signature of both or all parties required)

  _____ Joint Tenants with Right of Survivorship (Signatures of both or all parties required)

Documents to be Returned:

1. A check, bank draft or money order payable to the order of "DELTAPOINT PRIVATE OFFERING ESCROW ACCOUNT" for the Subscription amount.

2. One copy of this Subscription Agreement completed, dated and signed with the Purchaser's(s') signature(s).

Signatures:

Purchaser No. 1                  Purchaser No. 2 (If the Notes are to be held
                                 as tenants in common, as joint tenants, or as community property in both names)


Dated:________________________   Dated:___________________________

By:___________________________   By:______________________________
          (Signature)                     (Signature)

Name:_________________________   Name:____________________________
          (Print)                         (Print)

______________________________   _________________________________
Social Security or Tax I.D. No.  Social Security or Tax I.D. No.
(If none, so state)              (If none, so state)

          Name of Purchaser:________________________________

          State of Domicile:________________________________

          Amount of Investment:_____________________________






                                DELTAPOINT, INC.

                             _______________________


                             INVESTOR QUESTIONNAIRE

                             _______________________








          INSTRUCTIONS: IN ORDER TO INVEST IN DELTAPOINT, INC., YOU MUST COMPLETE THIS INVESTOR QUESTIONNAIRE BY FILLING IN THE INFORMATION CALLED FOR, CHECKING THE APPROPRIATE BOXES, AND SIGNING AT PAGE 2. PLEASE RETURN THE COMPLETED
          QUESTIONNAIRE TO:


                             H.J. MEYERS & CO., INC.
                             1895 MOUNT HOPE AVENUE
                               ROCHESTER, NY 14620
                         ATTENTION:  DEANNA WOHLSCHLEGEL

                                DELTAPOINT, INC.

                             _______________________


                             INVESTOR QUESTIONNAIRE

                             _______________________



TO:  H.J. Meyers & Co., Inc.
     1895 Mount Hope Avenue
     Rochester, NY  14620

Ladies and Gentlemen:

          In connection with the proposed purchase of Convertible Subordinated Debentures (the "Notes") of DeltaPoint, Inc. (the "Company"), the undersigned hereby represents as follows:

          1. Representations as to Accredited Investor Status. The undersigned has read the definition of "Accredited Investor" from Rule 501 of Regulation D attached hereto as Exhibit A, and certifies that:

          /  / The undersigned is an "Accredited Investor"; and

          / / The undersigned has completed the statement concerning such investor's knowledge and experience in financial and business matters included in Exhibit B hereto.

          The foregoing representation is true and accurate as of the date hereof and shall be true and accurate as of the date of Closing. If in any respect such representation shall not be true and accurate at or prior to Closing, the undersigned shall give immediate notice of such fact to the President of the Company by facsimile, telex or telegram.

                              Very truly yours,

                              _______________________________________
                              Print Name of Purchaser

Dated:  _____________, 1996   _______________________________________
                              Signature

                              _______________________________________
                              Print Title (if applicable)

                              _______________________________________
                              Print Name of joint purchaser or other person whose signature is required

                              _______________________________________
                              Signature

                              _______________________________________
                              Print Title (if applicable)

                                    EXHIBIT A

Rule 501. Definitions and Terms Used in Regulation D.

          As used in Regulation D, the following terms have the meaning indicated:

          1. Accredited Investor. "Accredited Investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

               1. Any bank as defined in section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in
                    Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
                    (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

               2.   Any private business development company as defined in
                    Section 202(a)(22) of the Investment Advisers Act of 1940;

               3. Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

               4.   Any director or executive officer of DeltaPoint, Inc.;

               5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;(1)

               6. Any natural person who had an individual income in excess of $200,000 in each of 1994 and 1995 or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in 1996;

               7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

               8. Any entity in which all of the equity owners are Accredited Investors.

_______________
(1) For this purpose, "net worth" includes the fair market equity value of homes, home furnishings and automobiles.

                                    EXHIBIT B

                 CONFIDENTIAL SUPPLEMENTAL INFORMATION STATEMENT

          In order to assure compliance with applicable federal and state laws, it is necessary to obtain the following information:

1.   GENERAL INFORMATION (attach additional sheets if necessary)

     1.   Name:_____________________________________________________

     2.   Address:__________________________________________________

               Business:____________________________________________
                        ____________________________________________
                        ____________________________________________

               Residence:___________________________________________
                         ___________________________________________
                         ___________________________________________
     3.   Telephone:

               Business: (_____)____________________________________

               Residence:(_____)____________________________________

2.   INVESTMENT REPRESENTATIONS

     1. Sufficient Net Worth: The Purchaser's investment in the Notes does not exceed 5% of such Purchaser's net worth, excluding home, home furnishings and automobiles.

     2. Sufficient Knowledge & Experience: The Purchaser has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of the investment in the Company and the Purchaser is able financially to bear the investment risks.

     3. Access to Information: The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.

     4. Investment for Own Account: The Purchaser is acquiring the Notes for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution.

     5. Restricted Securities: The Purchaser understands that (i) the Notes and the Common Stock of the Company issuable upon conversion of the Notes (the "Conversion Shares") have not been registered under the Securities Act because they are being issued in a transaction exempt from the registration requirements of the Securities Act pursuant to
          Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act, (ii) the Notes and the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration (and accordingly, the Purchaser should be prepared to bear the economic risk of an investment in the Notes and the Conversion Shares for an indefinite period), (iii) the Notes and the Conversion Shares will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect.

I confirm that the foregoing statements are complete and accurate to the best of my knowledge and belief, and that I undertake to notify DeltaPoint, Inc. promptly regarding any material change in the information set forth above prior to the closing of the purchase by me of the Notes of the Company.

_____________________________
Print Name of Purchaser

By:__________________________                          ________________________
   Signature                                            Date

_____________________________
   Print Title


______________________________
Print Name of joint purchaser or other person whose signature is required

By:___________________________                        _________________________
   Signature                                          Date

______________________________
   Print Title (if applicable)


                                     B-2